Exhibit 99.5

E*TRADE Financial Corporation
a Delaware corporation
(the “Company”)

Risk Oversight Committee Charter
(as of May 12, 2016)

A.             Purpose

The purpose of the Risk Oversight Committee (the “Committee”) shall be to assist the Board and oversee and monitor the Company’s senior management in carrying out the following responsibilities:

•	the financial management of the Company and its subsidiaries;
•	defining the risk profile of the Company, including identifying and assessing the risks facing the Company, which is set forth in the Company’s Risk Appetite Statement;
•	managing the financial risk and return of the Company;
•	compliance with legal and regulatory requirements; and
•	the Company’s strategic planning, including reviewing material strategic transactions and potential material investments by the Company in, or in the Company by, third parties.

B.            Structure and Membership

1.	Number, Composition. The Committee shall consist of at least three members of the Board (each, a “member”). If deemed advisable by the Board, the Company’s Chief Executive Officer may be a member of the Committee.

2.	Independence. A majority of the Committee shall be “independent” according to the standards of The Nasdaq Stock Market and the Company’s Corporate Governance Guidelines.

3.	Chair. The Chair of the Committee shall be designated by the Board upon recommendation of the Governance Committee of the Board (the “Governance Committee”).

4.	Selection and Removal. The Governance Committee shall recommend nominees for appointment to the Committee annually and as vacancies or newly-created positions occur or are about to occur. Committee members shall be appointed by the Board annually and may be removed by the Board at any time, with or without cause.

C.            Authority and Responsibilities

General

The Committee members shall discharge their responsibilities and shall assess the information provided by the Company’s management in accordance with the same standard and duty of care as they are obligated to do as members of the Board. In addition to any other responsibilities that may be assigned from time to time by the Board, the Committee is authorized to undertake, and has responsibility for, the following areas relating to the Company and its subsidiaries:

Oversight of Financial Management

1.	Capital. The Committee is responsible for overseeing and reviewing with senior management the Company’s capital planning process, its capital position, its capital adequacy and structure under various scenarios including regulatory Dodd-Frank Act Stress Test stress scenarios. Specific responsibilities of the Committee include:

a.	ongoing review of consolidated capital reporting, including projections and comparisons of the Company’s position to internal targets, benchmarks and limits;

b.	oversight and review of the Company’s capital structure and financing requirements; and

c.	oversight and review of the Company’s and its bank subsidiaries’ regulatory capital, leverage ratios and similar measures of capital adequacy as measured against the Company’s Risk Appetite Statement.

2.	Policies. The Committee is responsible for overseeing, reviewing and challenging senior management on, and on an annual basis recommending to the Board for its approval, certain policies related to the financial management of the Company and its subsidiaries and overseeing the Company’s implementation of such policies. These policies include:

a.	the Company’s policies relating to capital, funding, liquidity and funds transfer risk;

b.	the Company’s asset and liability management and cash management policies; and

c.	the Company’s dividend policy (including overseeing any potential common stock repurchase programs and stock splits).

3.	Funding and Liquidity. The Committee is responsible for overseeing and reviewing with senior management the Company’s funding and liquidity requirements as well as contingency planning. As part of this function, the Committee shall review with senior management the Company’s issuance of equity securities, debt securities, promissory notes, commercial paper, guarantees, keep-well and support agreements or other similar securities or instruments (or any programs relating to the foregoing), the entering into of repurchase and reverse repurchase agreements, borrowing facilities, loan agreements, letter of credit facilities, collateral security or pledge agreements and other arrangements with banks and other lenders and similar or related transactions, above any levels specified by the Board.

Risk Profile and Oversight

4.	Risk Management Function. The Committee shall receive and oversee the report of the Company’s Chief Risk Officer that is provided, at least quarterly, to the Board regarding the Company’s overall state of risk management. The Committee shall oversee senior management’s execution of an independent enterprise-wide risk management (“ERM”) framework. The Committee is responsible for overseeing the Company’s risk management function such that senior management is properly positioned, staffed and resourced and that senior management carries out its risk management responsibilities effectively.

5.	Risk Profile. The Committee shall oversee and work with the Company’s Chief Risk Officer, the Company’s General Counsel, the Company’s Chief Compliance Officer, and outside legal counsel and regulatory consultants, as needed, to recommend the Risk Appetite Statement to the Board for its approval. In defining the Company’s Risk Appetite Statement for recommendation, the Committee shall consider with senior management the Company’s risk capacity, risk appetite, global risk limits, current risk profile, risk exceptions and remediation protocols.

6.	Risk Elements. The Committee shall review and monitor with senior management the Company’s financial risk through the review of operational risk metrics, strategic risk metrics, interest rate sensitivity, liquidity ratios, capital adequacy, market risk exposure, funding mix and information security metrics, including cybersecurity.

7.	Policies and Oversight. The Committee is responsible for overseeing, reviewing, challenging senior management on, and, approving on an annual basis the Company’s ERM Committee Charter, and recommending to the Board for its approval policies with respect to, the assessment and management of the following risks: operational, credit, market, interest rate, liquidity, reputational, IT/cybersecurity, strategic, legal, regulatory and compliance. In addition to existing risks, the Committee shall also consider any emerging risks in providing oversight and recommending such policies for approval.

8.	Business Continuity Plan. The Committee shall review the Company’s Business Continuity Plan and related critical processes and applications.

9.	Evaluation of the Chief Risk Officer. At least annually, the Committee, in consultation with management of the Company, shall evaluate the performance of the Company’s Chief Risk Officer and shall:

a.	have, following consultation with management of the Company, the authority to retain and to terminate the Chief Risk Officer; and

b.	provide input to Company management and the Compensation Committee of the Board with respect to the compensation structure, annual performance goals and incentives for the Chief Risk Officer.

Management of the Company must obtain the Committee’s approval prior to making any organizational reporting change, material changes to overall compensation and/or hiring or termination decisions with respect to the Chief Risk Officer.

Legal and Compliance Oversight

10.	Compliance. The Committee shall receive and oversee the report of the Company’s Chief Compliance Officer that is provided, at least quarterly, to the Board regarding the Company’s overall state of compliance. Such report shall address the overall level of compliance risk facing the entire Company and trend data, as well as the current status of the Company’s compliance oversight program, including a summary of significant projects and other items being conducted and monitored by the Company’s compliance organization. The report shall also include the results of monitoring and testing activities as they become available and shall discuss whether the Company’s resources and training activities are sufficient. The Company’s General Counsel shall review periodically, and not less than quarterly, any other legal matters that may have a material impact on the Company’s policies and programs.

11.	Evaluation of the Chief Compliance Officer. At least annually, the Committee, in consultation with management of the Company, shall evaluate the performance of the Company’s Chief Compliance Officer, and shall:

a.	have, following consultation with management of the Company, the authority to retain and to terminate the Chief Compliance Officer; and

b.	provide input to management with respect to the compensation structure, annual performance goals and incentives for the Chief Compliance Officer.

Management of the Company must obtain the Committee’s approval prior to making any organizational reporting change, material changes to the overall compensation and/or hiring or termination decisions with respect to the Company’s Chief Compliance Officer.

Strategic Matters and Investments

12.	Strategic Plan. The Committee shall oversee senior management’s establishment of the Company’s overall strategic planning process and alignment of the Company’s risk profile with its strategic plan, goals and objectives, which shall be recommended to the Board for its review and approval. Senior management will monitor and provide periodic reports to the Committee and/or the Board, as appropriate, regarding management’s implementation of the strategic plan. The Committee shall review and make recommendations with respect to any new or ongoing business initiatives or strategies that face significant and material risk or deviations from the strategic plan.

13.	Strategic Transactions. The Committee shall review any strategic transactions, principal investments or dispositions (other than the acquisition or disposition of liquid or publicly traded securities in the normal course of business) where the aggregate amount of consideration to be paid or received exceeds any levels specified by the Board, and such transaction, principal investment or disposition is likely to have a material impact on the financial condition of the Company and its subsidiaries, taken as a whole.

14.	Proposed Investments. The Committee shall review all proposed investments by the Company in, or in the Company and/or its securities by, third parties, where such investment is likely to have a material impact on the financial condition of the Company and its subsidiaries, taken as a whole.

15.	Oversight. The Committee is responsible for overseeing, reviewing with and challenging senior management on strategic transactions, principal investments and dispositions of assets.

D.            Procedures and Administration

1.	Meetings. The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, provided that the Committee shall meet at least quarterly. Special meetings of the Committee may be held from time to time pursuant to the call of the Chair of the Committee. The Chair of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings, shall set meeting agendas consistent with this Charter and shall, when present, preside at all meetings of the Committee. Meetings may be conducted by teleconference. In lieu of a meeting, the Committee may also act by unanimous written consent. The Committee shall designate a person (who need not be a member of the Committee) to keep minutes of its meetings. The minutes shall be retained by the Corporate Secretary of the Company.

2.	Quorum. A majority of the total number of Committee members then authorized shall constitute a quorum at any meeting and, in the absence of a quorum at any such meeting, a majority of the members present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. If a quorum is present, the Committee may take action through the affirmative vote of a majority of the directors who are in attendance.

3.	Subcommittees. The Committee may, to the fullest extent permitted by applicable law or regulation, form and delegate its authority to subcommittees of the Committee when it deems appropriate and in the best interests of the Company.

4.	Reporting to the Board. The Committee shall report to the Board regularly, and not less than quarterly. Any report shall include recommendations or issues that arise with respect to the Company’s financial affairs, risk management, capital adequacy, risk profile, compliance with legal or regulatory requirements, strategic plan, potential material strategic transactions or significant principal investments, dispositions of material assets or third-party investments in or by the Company and any other matter that the Committee deems appropriate or is requested to be included by the Board.

5.	Charter. The Committee shall annually review and assess the adequacy of this Charter and recommend any proposed changes to the Board for its approval.

6.	Independent Advisors. The Committee has the authority (without seeking Board or management approval) to select, retain and terminate special risk management, legal, financial, accounting, audit or other professional advisors (“Advisors”), as it may deem necessary, to assist the Committee in performing its responsibilities under this Charter. Such retention shall be coordinated by the Committee Chair with the assistance of the General Counsel of the Company (or his or her designee). For purposes of clarification, this authority excludes selecting, retaining and terminating the Company’s registered public accounting firm. The Company shall be responsible for all costs and expenses incurred by the Advisors retained by the Committee; provided, that the Chair of the Committee reviews and approves all invoices of the Advisors prior to their submission to the Company for payment.

7.	Access to Company Employees and Advisors. In addition to the above, the Committee shall have reasonable access to the Company’s senior management, officers, employees, outside counsel and independent auditors to assist the Committee in performing its duties under this Charter and the Committee may, upon reasonable notice, require the Company’s management, officers, employees, outside counsel and independent auditors to meet with one or more of the Committee’s Advisors. In performing its functions, the Committee is entitled to rely in good faith on the findings of fact, advice, reports and opinions of its Advisors and of management as well as any legal, accounting or other advisors retained by the Company as to matters the Committee reasonably believes are within the advisor’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

8.	Annual Self-Evaluation. At least annually, the Committee shall evaluate its own performance of the duties specified in this Charter and report to the Board on such evaluation.

9.	Recommendations to the Board. The Committee shall make recommendations to the Board based on its conclusions, oversight and review or, if power to do so is delegated by the Board, the Committee shall approve matters within such delegation of authority.

E.             Limitations Inherent in the Committee’s Role

It is not the duty of the Committee but rather the responsibility of the Chief Executive Officer of the Company and the Company’s senior management to identify and assess the Company’s exposure to risk. The Committee, however, shall meet with the Chief Risk Officer and Chief Compliance Officer at least quarterly to review the Company’s risk management, compliance activities and potential risk exposures. While the Committee is responsible for overseeing the risk management function, including reviewing with management the guidelines and policies that govern the process by which risk assessment and risk management is undertaken, it is not the sole body responsible for ensuring that the Company’s risk management function is carried out efficiently and effectively.